Filed Pursuant to Rule 497(e)
1933 Act File No. 002-63023
1940 Act File No. 811-02884
Barrett Opportunity Fund, Inc.

Supplement dated June 1, 2021
to the
Statement of Additional Information dated December 29, 2020

Amy Kong, Chief Investment Officer and Managing Director of the Adviser, has been added as portfolio manager of the Fund.  Therefore, the following is being added to the first chart under “Portfolio Manager Disclosure” on page 15 :

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fees is Based on Performance

Amy Kong
Other Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	0	0	0	0

Other Accounts	41	58,007,486	0	0

Please retain this supplement with your Statement of Additional Information.